STOCKHOLDERS AGREEMENT

                  STOCKHOLDERS AGREEMENT dated as of January 26, 1996 by and among AMCOMP INCORPORATED, a Delaware corporation (the "Company"), the several parties named on the signature pages hereof under the heading "Purchasers" (collectively, the "Purchasers") and the several parties named on the signature pages hereof under the heading "Founders" (collectively, the "Founders") . The Purchasers and the Founders are herein collectively referred to as the "Stockholders," and each individually as a "Stockholder".

                  WHEREAS, the Company has entered into a Securities Purchase and Asset Transfer Agreement dated as of January 26, 1996 (the "Purchase Agreement") with the Stockholders pursuant to which (i) the Purchasers will, on the Initial Closing Date (as defined therein) or thereafter, pursuant to the provisions of Sections 1.01 and 1.04 thereof, purchase (x) first, from the Company 1,400,000 shares of its Series A Convertible Preferred Stock, par value $1 per share ("Series A Preferred Stock"), and (y) following such purchases, from the Founders 1,600,000 shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), and (ii) the Purchasers may in the future, pursuant to the provisions of Article II of the Purchase Agreement, purchase (a) up to 1,000,000 additional shares of Series A Preferred Stock and (b) up to 1,000,000 shares of 10% Series B Non-Convertible Cumulative Preferred Stock, $1 par value per share ("Series B Preferred Stock, " and collectively with Series A Preferred Stock, "Preferred Stock"), of the Company.

                  WHEREAS, upon the consummation of the transactions to occur on the Initial Closing Date and thereafter pursuant to Sections 1.01 and 1.04 of the Purchase Agreement, the Purchasers and the Founders will own the respective numbers of shares of Common Stock and Series A Preferred Stock appearing opposite their respective names in Annex I and Annex II to the Purchase Agreement (subject to adjustment, in the case of the Purchasers, if the events referred to in the last sentence of Section 11 hereof occur); and

                  WHEREAS, all of the Stockholders believe that it is in the best interests of the Company that certain arrangements be made among themselves with respect to the election of directors of the Company and with respect to certain other matters;

                  NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties hereto hereby agree as follows:

                  SECTION 1. Designation of Directors. (a) During the term of this Agreement, the Stockholders will vote all shares of voting capital stock of the Company held by them and will otherwise use their best efforts to cause to be elected to the Board of Directors of the Company eight individuals, of whom
(i) so long as the Founders, in the aggregate, own at least 50% of the Common Stock to be owned by them (after giving effect to the sales of Common Stock to be made by them to the Purchasers pursuant to Section 1.01 and Section 1.04 of the Purchase Agreement) (A) three directors (the "Stephens Designees") shall be designated by Sam A. Stephens ("Stephens"), provided that not more than two of the Stephens Designees may be an officer or employee of the Company or any subsidiary thereof, and (B) one director (who shall not be an affiliate of the Stockholders or of the Company) (the "Founders Designee") shall be designated by a majority in interest of the Founders, subject to the consent of the Purchasers, which consent shall not be unreasonably withheld; and (ii) so long as the Purchasers, in the aggregate, own at least 50% of the Common Stock acquired by them on the Initial Closing Date or subsequently acquired by them pursuant to the Purchase Agreement (treating for purposes of such computation each holder of Preferred Stock as the holder of the number of shares of Common Stock at the time issuable upon conversion of such shares), (x) two directors (the "WCAS Designees") shall be designated by Welsh, Carson, Anderson & Stowe VII, L.P. ("WCAS VII"), (y) one director (the "Sprout Designee") shall be designated by Sprout Growth II, L.P. ("Sprout"), and (z) one director (who shall not be an affiliate of the Stockholders or of the Company) (the "Purchaser Designee") shall be designated by a majority in interest of the Purchasers, subject to the consent of the Founders, which consent shall not be unreasonably withheld. The Company shall pay all reasonable out-of-pocket expenses incurred by any such individual or individuals in attending meetings of the Company's Board of Directors and committee meetings thereof.

                  (b) Stephens, WCAS VII, Sprout, or a majority in interest of the Purchasers or the Founders, as the case may be, may from time to time choose any or all of the persons who are to be Stephens Designees, WCAS Designees, the Sprout Designee, the Purchaser Designee or the Founders Designee, as the case may be, and shall have the right to cause the removal or replacement of any of their respective designees. If any designee shall cease to be a member of the Board of Directors of the Company by reason of resignation, death, disability or removal or otherwise, then the party entitled to designate such designee shall designate a successor to such person and the Stockholders will vote all shares of voting capital stock of the Company then held by them and will otherwise use their best efforts to cause such designee to be elected to the Board of Directors.

                  SECTION 2. Approval of Certain Actions. (a) So long as any shares of Series A Preferred Stock or Series B Preferred Stock are outstanding, the Company shall not, and shall not permit any subsidiary to, without the prior written consent of holders of 66-2/3% of the outstanding shares of each class of Preferred Stock, (i) incur indebtedness in excess of $2,000,000 in the aggregate (on a consolidated basis for the Company and all subsidiaries) at any time outstanding, (ii) grant or issue any equity securities (or any options or rights to acquire, or securities convertible into, equity securities) of the Company or any subsidiary or (iii) merge or consolidate with or into any other person, sell or otherwise transfer of all or any substantial portion of its assets or liquidate.

                  (b) Without limiting the foregoing, for so long as Stephens continues to own not less than 75% of the number (less up to 250,000 shares which may be transferred by him to Fred Lowe) of shares of Common Stock to be owned by him after giving effect to the sales to be made by him to the Purchasers pursuant to Sections 1.01 and 1.04 of the Purchase Agreement, the Company shall not take any action set forth in clause (ii) of paragraph (a) above without also obtaining the prior written consent of Stephens.

                  (c) Notwithstanding anything to the contrary in this Section 2, no approval of the holders of Preferred Stock or Stephens, as the case may be, shall be required for grants by the Company of options to acquire up to 500,000 shares of Common Stock pursuant to stock option plans from time to time in effect and the issuance of Common Stock upon the exercise of such options.

                  SECTION 3. Buy-Sell Arrangement. (a) The Purchasers, acting as a group, and the Founders, acting as a group, will each have the right to initiate the following buy-sell procedure during a period commencing upon the expiration of 30 full calendar months following the date of the Initial Closing Date and ending upon the termination of this Agreement. The group wishing to initiate the procedure (the "Initiating Group") shall submit an offer (the "Offer") in writing to the other group (the "Responding Group") to purchase all shares of Common Stock (and if the Founders are the Initiating Group, all shares of Preferred Stock) owned by the Responding Group for a cash price per share of Common Stock (the "Offer Price") to be specified in the offer, and, if Preferred Stock must be included in the offer, at the cash price for shares thereof set forth below (the "Preferred Stock Price").

                  (b) The Responding Group shall, within 60 days of receipt of such offer, elect either (i) to sell all shares of the Company's stock owned by it to the Initiating Group or (ii) to purchase all shares of the Company's stock owned by the Initiating Group at the Offer Price and (if applicable) the Preferred Stock Price, in which event the Initiating Group shall sell all such shares owned by it to the Responding Group. If the Responding Group does not give written notice of its election to the Initiating Group within such 60 day period, it shall be deemed to have elected to sell its shares to the Initiating Group.

                  (c) Whichever of the Initiating Group or the Responding Group is to make the purchase hereunder (the "Acquiring Group") shall consummate such purchase within 180 days of such election by the Responding Group. If the Acquiring Group is unable to consummate such purchase, then the other group may, at its option, either purchase the Acquiring Group's shares or again initiate the procedure at a future date, and such Acquiring Group shall no longer have the right to submit an Offer in accordance with paragraph (a) above.

                  (d) The Preferred Stock Price for each share of Series A Preferred Stock shall be the Offer Price that would be payable for the shares of Common Stock into which each such share of Series A Preferred Stock is convertible. The Preferred Stock Price for each share of Series B Preferred Stock shall be $10 plus accrued but unpaid dividends thereon to the date of purchase.

                  (e) In the event that the Founders sell all shares of Common Stock then held by them in accordance with this Section 3, Stephens hereby agrees that, for the eighteen month period following such sale, he will not (i) engage, whether directly or indirectly, in competition with or conduct any business or activity identical or similar to the business of the Company or any subsidiary of the Company as presently conducted or as may be conducted by the Company or any such subsidiary in the future, (ii) solicit any customer of the Company or any subsidiary of the Company or (iii) make any statement or perform any action that would be reasonably expected to injure an interest of the Company or any subsidiary of the Company in its dealings with present, future or potential clients; provided, however, that Stephens may own an equity interest in any business or activity, not to exceed 5% of such business or activity, if the capital stock representing such equity interest is listed on a public stock exchange. Stephens agrees that the limitations set forth in this paragraph

(e) are reasonable and properly required for the adequate protection of the business of the Company.

                  SECTION 4. Transfer of Shares. (a) Except as otherwise provided in paragraph (b) below, no Purchaser or Founder (for purposes of this Section 4, a "Transferor") will sell, transfer or otherwise dispose of any Common Stock or Preferred Stock, if as a result of such transfer such Transferor would own less than 75% of the shares of Common Stock or Preferred Stock, as the case may be, owned by the Transferor on the date hereof.

                  (b) The provisions of paragraph (a) above shall not apply with respect to (i) a transfer by a Transferor to an affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) of such Transferor, (ii) any distributions or transfers by a Transferor which is a partnership to its partners (including its limited partners), or (iii) in the case of a Transferor who is an individual, any transfer by such Transferor to the spouse or lineal descendants of such Transferor, including without limitation any transfer by bequest or devise, or to a trust or trusts for the benefit of such Transferor or any of the foregoing.

                  (c) No Transferor shall sell, transfer or otherwise dispose of any shares of Common Stock or any shares of Preferred Stock, unless the transferee agrees to be bound by the provisions of Section 3 hereof as though such transferee were a member of the Purchaser group or the Founder group, as the case may be.

                  SECTION 5. Legend on Stock Certificates. Each certificate representing shares of Common Stock or Preferred Stock held by any Stockholder shall conspicuously bear the following legend until such time as the shares represented thereby are no longer subject to the provisions hereof:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS AGREEMENT, DATED AS OF JANUARY 26, 1996 AMONG AMCOMP INCORPORATED (THE "COMPANY") AND CERTAIN HOLDERS OF SHARES OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE COMPANY."

                  The Company covenants that it will keep a copy of this Agreement on file at the address specified in, or pursuant to, Section 10 for the purpose of furnishing copies hereof to the holders of record of shares of Common Stock and Preferred Stock.

                  SECTION 6. Duration of Agreement. This Agreement and all obligations hereunder shall terminate upon the consummation of a firm commitment public offering of Common Stock of the Company registered pursuant to the Securities Act resulting in proceeds to the Company of not less than $30,000,000 after deduction of underwriting discounts and commissions, but before deduction of other expenses of issuance.

                  SECTION 7. Representations and Warranties. (a) Each of the Company and each Stockholder represents and warrants, severally and not jointly, to the Company and the other Stock- holders as follows:

                  (i) The execution, delivery and performance of this Agreement by the Company or such Stockholder, as the case may be, will not violate in any material respect any provision of law, any order of any court or other agency of government, or any provision of any indenture, agreement or other instrument to which the Company or such Stockholder or any of its, his or her, as the case may be, properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or such Stockholder (other than those arising hereunder).

                  (ii) This Agreement has been duly executed and delivered by the Company or such Stockholder, as the case may be, and constitutes the legal, valid and binding obligation of the Company or such Stockholder, enforceable against the Company or such Stockholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors' rights, and except that the availability of the equitable remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding may be brought.

                  (b) Each Stockholder represents and warrants, severally and not jointly, to the Company and the other Stockholders that as of the date hereof such Stockholder does not own or have any rights to acquire any shares of the capital stock of the Company except as set forth in or pursuant to the Purchase Agreement.

                  SECTION 8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                  SECTION 9. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns (which become such by operation of law), legal representatives and heirs.

                  SECTION 10. Notices. Any notice, demand or request required or permitted to be given under the provisions of this Agreement (a) shall be in writing; (b) shall be delivered personally, including by means of telecopy (confirmed by a subsequent delivery by courier or mail) or courier, or mailed by registered or certified mail, postage prepaid and return receipt requested; (c) shall be deemed given on the date of personal delivery or on the date that is five days after the date set forth on the return receipt; and (d) shall be delivered or mailed as follows or to such other address as any party may from time to time direct:

                  if to the Company, to it at

                  701 U.S. Highway One Suite 200
                  North Palm Beach, Florida 33408

                  Attention: Chief Executive Officer

                  with a copy to

                  Olshan, Grundman, Frome & Rosenzweig LLP
                  505 Park Avenue
                  New York, New York 10022

                  Attention: David J. Adler, Esq.

                  or if to any Stockholder at its address set forth in Annex I or II to, or as otherwise determined as provided in, the Purchase Agreement.

                  SECTION 11. Modification. Except as otherwise provided herein, neither this Agreement nor any provision hereof may be modified, changed, discharged or terminated except by the written agreement of (i) the holders of a majority in interest of the Common Stock and the Series A Preferred Stock
(voting together as one class on an "as-converted" basis) then held by the Purchasers and (ii) the holders of a majority in interest of the Common Stock then held by the Founders; provided, however, that no modification or amendment shall be effective to reduce the requisite percentages required to effect any modification under this Section 11 without the written approval of each of the Stockholders, and provided, further, that no amendment may apply to less than all Stockholders referred to in clause (i) or all Stockholders referred to in clause (ii) without the written approval of each Stockholder referred to in the applicable clause whose interest would be adversely affected. If pursuant to Section 1.04 of the Purchase Agreement the Initial Purchasers instead of the Deferring Purchasers (as such terms are defined therein) purchase the shares of capital stock of the Company to be purchased on the Deferred Closing Date as provided therein, then all references herein (i) to "Purchasers" shall be deemed references to "Initial Purchases" (as so defined) and (ii) to "Sprout" shall be deemed references to "WCAS VII", and WCAS VII shall succeed to Sprout's right contained in Section 2(a) hereof to designate one director of the Company.

                  SECTION 12. Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable, such illegality, invalidity or unenforceability shall not affect any other provisions of this Agreement.

                  SECTION 13. Injunctive Relief. The parties hereto acknowledge and agree that a remedy at law for any breach or threatened breach of the provisions of this Agreement would be inadequate and, therefore, agree that each party hereto shall be entitled to injunctive relief in addition to any other available rights and remedies in case of any such breach or threatened breach; provided, however, that nothing contained herein shall be construed as prohibiting any party hereto from pursuing any other rights and remedies available for any such breach or threatened breach.

                  SECTION 14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

                  SECTION 15. Entire Agreement. This Agreement and the Annexes hereto supersede all previous agreements between the parties hereto. In the event of any conflict between this Agreement and any other agreement or instrument with respect to the subject matter hereof, the provisions of this Agreement shall control.

                  IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

                                        AMCOMP INCORPORATED

                                        By:/s/ Sam A. Stephens
                                           -------------------------------------
                                           Title: President

                                        FLORIDA ADMINISTRATORS, INC.

                                        By:/s/ Sam A. Stephens
                                           -------------------------------------
                                           Title: President

                                        THE FOUNDERS:

                                        /s/ Sam A. Stephens
                                        ----------------------------------------
                                            Sam A. Stephens



                                        /s/ Dale E. Hanson
                                        ----------------------------------------
                                            Dale E. Hanson


                                        /s/ Alan N. Duggan
                                        ----------------------------------------
                                            Alan N. Duggan

                                        THE PURCHASERS:

                                        WELSH, CARSON, ANDERSON &
                                          STOWE VII, L.P.
                                        By WCAS VII Partners, L.P.,
                                          General Partner


                                        By:/s/ Laura VanBuren
                                           -------------------------------------

                                        WCAS HEALTHCARE PARTNERS, L.P.
                                        By WCAS HP Partners, General
                                        Partner


                                        By:/s/ Laura VanBuren
                                           -------------------------------------
                                           General Partner

                                        SPROUT GROWTH II, L.P.
                                        By DLJ Capital Corporation
                                        Its: Managing General Partner


                                        By:/s/ Paul Queally
                                           -------------------------------------
                                               Paul Queally
                                        Its:   Attorney-In-Fact



                                        SPROUT GROWTH VII, L.P.
                                        By DLJ Capital Corporation
                                        Its: Managing General Partner


                                        By:/s/ Paul Queally
                                           -------------------------------------
                                               Paul Queally
                                        Its:   Attorney-In-Fact


                                        DLJ CAPITAL CORPORATION


                                        By:/s/ Paul Queally
                                           -------------------------------------
                                               Paul Queally
                                        Its:   Attorney-In-Fact


                                        /s/ Paul Queally
                                        ----------------------------------------
                                            Paul Queally


                                        /s/ Patrick J. Welsh
                                        ----------------------------------------
                                            Patrick J. Welsh

                                        /s/ Russell L. Carson
                                        ----------------------------------------
                                            Russell L. Carson


                                        /s/ Bruce K. Anderson
                                        ----------------------------------------
                                            Bruce K. Anderson

                                        /s/ Richard H. Stowe
                                        ----------------------------------------
                                            Richard H. Stowe


                                        /s/ Andrew M. Paul
                                        ----------------------------------------
                                            Andrew M. Paul



                                        /s/ Thomas E. McInerey
                                        ----------------------------------------
                                            Thomas E. McInerey



                                        /s/ Laura VanBuren
                                        ----------------------------------------
                                            Laura VanBuren



                                        /s/ James B. Hoower
                                        ----------------------------------------
                                            James B. Hoover



                                        /s/ Robert A. Minicucci
                                        ----------------------------------------
                                            Robert A. Minicuccu





                                        /s/ Anthony J. de Nicola
                                        ----------------------------------------
                                            Anthony J. de Nicola


                                        Profit Sharing Plan,
                                        Custodian f/b/o



                                        /s/ David F. Bellet
                                        ----------------------------------------
                                            David F. Bellet



                                        HORIZON INVESTMENTS ASSOCIATES, I




                                        /s/ illegible
                                        ----------------------------------------

                                        SPROUT CEO FUND, L.P.
                                        BY
                                        Its:  Managing General Partner



                                        By:  /s/ Paul Queally
                                             -----------------------------------
                                                 Paul Queally
                                        Its: Attorney-In-Fact

                    AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT
                        AND REGISTRATION RIGHTS AGREEMENT


                  AMENDMENT NO. 1 dated July 8, 1996 to STOCKHOLDERS AGREEMENT and REGISTRATION RIGHTS AGREEMENT by and among AmComp Incorporated, a Delaware corporation (the "Company"), Florida Administrators, Inc., a Florida corporation ("FAI"), and the several parties named on the signature pages hereof under the heading "Stockholders" (collectively, the "Stockholders").

                               W I T N E S S E T H

                  WHEREAS, the Company, FAI and the Stockholders have entered into (i) a certain Stockholders Agreement dated as of January 26, 1996 and (ii) a certain Registration Rights Agreement dated January 26, 1996 (the "Registration Rights Agreement"); and

                  WHEREAS, the parties to each of the Stockholders Agreement and Registration Rights Agreement desire to amend and clarify such Agreements.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereto agree as follows:

                  Section 1. Capitalized Terms. All capitalized terms used herein and not defined shall have the meanings accorded them in the Stockholders Agreement.

                  Section 2. Transferees of Common Stock. No sale, transfer or other disposition of shares of Common Stock pursuant to Section 4 of the Stockholders Agreement shall be valid unless any such transferee thereof is joined as a party to the Stockholders Agreement and the Registration Rights Agreement by executing and delivering a Consent and Agreement substantially in the form of Exhibit A-1 hereto or A-2 hereto, whichever is applicable.

                  Section 3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this

Amendment as of the day and year first above written.

                                            AMCOMP INCORPORATED


                                            By: /S/ Sam A. Stephens
                                               ---------------------------------
                                               Name:
                                               Title:

                                            FLORIDA ADMINISTRATIONS, INC.


                                            By: /S/ Sam A. Stephens
                                               ---------------------------------
                                               Name:
                                               Title:

                                            THE STOCKHOLDERS


                                            /s/ Sam A. Stephens
                                            -----------------------------------
                                            Sam A. Stephens


                                            /s/ Dale E. Hanson
                                            -----------------------------------
                                            Dale E. Hanson


                                            /s/ Alan N. Duggan
                                            -----------------------------------
                                            Alan N. Duggan

                                            WELSH CARSON, ANDERSON & STOWE
                                                 VII, L.P.

                                            By:   WCAS VII Partners, L.P.,
                                                       General Partner


                                            By: /s/ Laura VanBuren
                                                -------------------------------
                                                Name:
                                                Title:

                                            WCAS HEALTHCARE PARTNERS, L.P.

                                            By:  WCAS HP Partners,
                                                      General Partner


                                            By: /s/ Laura VanBuren
                                                -------------------------------
                                                Name:
                                                Title:

                                            SPROUT GROWTH II, L.P.

                                            By:  DLJ Capital Corporation

                                            Its: Managing General Partner

                                            By: /s/ Richard E. Kroon
                                                -------------------------------
                                                Name:  Richard E. Kroon
                                                Title: President

                                            SPROUT CAPITAL VII, L.P.

                                            By:  DLJ Capital Corporation

                                            Its: Managing General Partner


                                            By: /s/ Richard E. Kroon
                                                -------------------------------
                                                Name:  Richard E. Kroon
                                                Title: President

                                            DLJ CAPITAL CORPORATION


                                            By: /s/ Richard E. Kroon
                                                -------------------------------
                                                Name:  Richard E. Kroon
                                                Title: President

                                            /s/ Patrick J. Welsh
                                            ------------------------------------
                                            Patrick J. Welsh


                                            /s/ Russel L. Carson
                                            ------------------------------------
                                            Russel L. Carson


                                            /s/ Bruce K. Anderson
                                            ------------------------------------
                                            Bruce K. Anderson


                                            /s/ Richard H. Stowe
                                            ------------------------------------
                                            Richard H. Stowe


                                            /s/ Andrew M. Paul
                                            ------------------------------------
                                            Andrew M. Paul


                                            /s/ Thomas E. McInerney
                                            ------------------------------------
                                            Thomas E. McInerney

                                            /s/ Laura VanBuren
                                            ------------------------------------
                                            Laura VanBuren


                                            /s/ James B. Hoover
                                            ------------------------------------
                                            James B. Hoover


                                            /s/ Robert A. Minicucci
                                            ------------------------------------
                                            Robert A. Minicucci


                                            /s/ Anthony J. de Nicola
                                            ------------------------------------
                                            Anthony J. de Nicola


                                            DAVID  F.  BELLET -  TRUSTEE  F/B/O
                                            DAVID  F.  BELLET  PROFIT   SHARING
                                            PLAN, DLJSC CUSTODIAN


                                            By: /s/ David F. Bellet
                                                --------------------------------
                                                Name:
                                                Title:

                                            HORIZON INVESTMENTS ASSOCIATES, I


                                            By: /s/ illegible
                                               ---------------------------------
                                               Name:
                                               Title:

                                            SPROUT CEO FUND, L.P.

                                            By:

                                            Its:  Managing General Partner


                                            By: /s/ illegible
                                                --------------------------------
                                                Name:
                                                Title:

                                            /s/ John K. Carlyle
                                            ------------------------------------
                                            John K. Carlyle


                                            /s/ Daniel J. Thomas
                                            ------------------------------------
                                            Daniel J. Thomas


                                            /s/ Richard D. Rehm, M.D.
                                            ------------------------------------
                                            Richard D. Rehm, M.D.


                                            /s/ James M. Greenwood
                                            ------------------------------------
                                            James M. Greenwood


                                            /s/ Fred R. Lowe
                                            ------------------------------------
                                            Fred R. Lowe

                                                                     EXHIBIT A-1

                              CONSENT AND AGREEMENT
                                 (Founder Group)

                  WHEREAS, AmComp Incorporated, a Delaware corporation (the "Company"), Florida Administrators, Inc., a Florida corporation ("FAI"), and the several parties named on the signature pages thereof under the heading "Purchasers" and the several parties named on the signature pages thereof under the heading "Founders" are parties to (i) a certain Stockholders Agreement dated as of January 26, 1996 (the "Stockholders Agreement") and (ii) a certain Registration Rights Agreement dated January 26, 1996 (the "Registration Rights Agreement").

                  WHEREAS, _________________ has agreed to transfer _______ shares of Common Stock, $.01 par value per share, of the Company (the "Shares") to the undersigned.

                  NOW, THEREFORE, the undersigned hereby consents and agrees as follows:

                  4. The undersigned is joined as a party to the Stockholders Agreement as a Founder, except that the undersigned shall not be deemed to be a Founder under the Stockholders Agreement for purposes of (i) consenting to the designation of the Purchaser Designee pursuant to Section 1(a)(ii)(z) of the Stockholders Agreement or (ii) designating the Founder Designee pursuant to
Section 1(a)(ii)(B). The undersigned shall not be entitled in its capacity as a Stockholder to reasonable out-of-pocket expenses incurred by it in attending meetings as provided in the last sentence of Section 1(a) of the Stockholders Agreement. The provisions of Section 7(b) of the Stockholders Agreement shall be inapplicable to the undersigned. All capitalized terms used in this Section 1 and not defined herein shall have the meanings accorded them in the Stockholders Agreement.

                  5. The undersigned is joined as a party to the Registration Rights Agreement as a Founder and the Shares shall be deemed Founders Stock, except that the undersigned shall not be entitled to request that the Company effect a registration on Form S- 3 as provided in Section 5 of the Registration Rights Agreement. Notwithstanding the foregoing, if any other holder of Founders Stock or any holder of Restricted Stock shall make such a request of the Company, the undersigned shall be entitled to join in such request as contemplated by such Section 5. All capitalized terms used in this Section 2 and not defined herein shall have the meaning accorded them in the Registration Rights Agreement.

                  6. The undersigned acknowledges that the certificates for the Shares shall bear a legend substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS AGREEMENT, DATED AS OF JANUARY 26, 1996 AMONG AMCOMP INCORPORATED (THE "COMPANY") AND CERTAIN HOLDERS OF SHARES OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE COMPANY."

                  7. No sale, disposition or transfer of the Shares shall be made unless the transferee of such Shares shall agree to join the Stockholder Agreement and the Registration Rights Agreement by means of a Consent and Agreement substantially in the form hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Consent and Agreement on ___________________.



                                       ---------------------------------
                                       Name:


                                       Address:

                                       ---------------------------------


                                       ---------------------------------

                                                                     EXHIBIT A-2

                              CONSENT AND AGREEMENT
                                (Purchaser Group)

                  WHEREAS, AmComp Incorporated, a Delaware corporation (the "Company"), Florida Administrators, Inc., a Florida corporation ("FAI"), and the several parties named on the signature pages thereof under the heading "Purchasers" and the several parties named on the signature pages thereof under the heading "Founders" are parties to (i) a certain Stockholders Agreement dated as of January 26, 1996 (the "Stockholders Agreement") and (ii) a certain Registration Rights Agreement dated January 26, 1996 (the "Registration Rights Agreement").

                  WHEREAS, _________________ has agreed to transfer _______ shares of Common Stock, $.01 par value per share, of the Company (the "Shares") to the undersigned.

                  NOW, THEREFORE, the undersigned hereby consents and agrees as follows:

                  8. The undersigned is joined as a party to the Stockholders Agreement as a Purchaser, except that the undersigned shall not be deemed to be a Purchaser under the Stockholders Agreement for purposes of (i) consenting to the designation of the Founders Designee pursuant to Section 1(a)(i)(B) of the Stockholders Agreement or (ii) designating the Purchaser Designee pursuant to
Section 1(a)(ii)(z). The undersigned shall not be entitled in its capacity as a Stockholder to reasonable out-of-pocket expenses incurred by it in attending meetings as provided in the last sentence of Section 1(a) of the Stockholders Agreement. The provisions of Section 7(b) of the Stockholders Agreement shall be inapplicable to the undersigned. All capitalized terms used in this Section 1 and not defined herein shall have the meanings accorded them in the Stockholders Agreement.

                  9. The undersigned is joined as a party to the Registration Rights Agreement as a Purchaser and the Shares shall be deemed Restricted Stock, except that the undersigned shall not be entitled to request that the Company effect a registration on Form S- 3 as provided in Section 5 of the Registration Rights Agreement. Notwithstanding the foregoing, if any other holder of Restricted Stock or any holder of Founders Stock shall make such a request of the Company, the undersigned shall be entitled to join in such request as contemplated by such Section 5. All capitalized terms used in this Section 2 and not defined herein shall have the meaning accorded them in the Registration Rights Agreement.

                  10. The undersigned acknowledges that the certificates for the Shares shall bear a legend substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS AGREEMENT, DATED AS OF JANUARY 26, 1996 AMONG AMCOMP INCORPORATED (THE "COMPANY") AND CERTAIN HOLDERS OF SHARES OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE COMPANY."

                  11. No sale, disposition or transfer of the Shares shall be made unless the transferee of such Shares shall agree to join the Stockholder Agreement and the Registration Rights Agreement by means of a Consent and Agreement substantially in the form hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Consent and Agreement on ___________________.



                                         ---------------------------------
                                         Name:


                                       Address:

                                       ---------------------------------


                                       ---------------------------------

                                 AMENDMENT NO. 2
                                       TO
                             STOCKHOLDERS AGREEMENT

         AMENDMENT NO. 2, dated as of December 31, 1996, to Stockholders Agreement, dated as of January 26, 1996 (as heretofore amended by Amendment No. 1 thereto dated July 8, 1996, the "Stockholders Agreement") among AmComp Incorporated, a Delaware corporation ("AmComp") and the other parties thereto.

         The parties hereto hereby agree as follows:

         1. Defined Terms. Defined terms used and not otherwise defined herein have the respective meanings given thereto in the Stockholders Agreement.

         2. Amendment to Stockholders Agreement. The Stockholders Agreement is hereby further amended by the addition of the following Section at the end thereof:

                  "SECTION 16. Additional Provisions (a) Sam A. Stephens shall be entitled, on a single occasion only, to transfer up to 1,740,000 shares of Common Stock owned by him to a single, charitable remainder trust established by him without being treated (unless such shares shall thereafter be sold or transferred by such trust) as having relinquished ownership of such shares for purposes of Section 1(a), 2(b) or 4(b) hereof, it being understood that Stephens and the trustees of such trust shall in connection with such transfer to such trust comply with the provisions of Section 4(c) hereof and Section 2 of Amendment No. 1 hereto.

                  (b) In determining, for purposes of Section l(a), 2(b) or 4(b) hereof, the percentage which the number of shares of Common Stock owned from time to time by any Founder or Purchaser or by Stephens, as the case may be, is of the shares of Common Stock owned by such person or entity at a particular prior time, such person or entity shall be treated, in order to reflect the five-for-two Common Stock split which became effective on September 30, 1996, as having owned at that prior time 2.5 times the number of shares of Common Stock actually owned by such person or entity at that time. Any future split of Common Stock or stock dividend payable in Common Stock shall result in a similar adjustment."

         3. Effectiveness of Amendment. This Amendment shall become effective when counterparts hereof have been executed and delivered to the Company by (i) holders of a majority in interest of the Common Stock and Series A Preferred Stock held at the date hereof by the Purchasers and (ii) the holders of a majority in interest of the Common Stock held at the date hereof by the Founders, all as provided in Section 11 of the Stockholders Agreement.

         4. Effect of Amendment. Except to the extent amended hereby, each provision of the Stockholders Agreement shall remain in full force and effect.

         5. Governing Law. This instrument shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                      AMCOMP INCORPORATED


                                      By: /s/ Fred R. Lowe
                                          --------------------------------------
                                          Title  President


                                      FLORIDA ADMINISTRATORS, INC.


                                      By: /s/ Sam A. Stephens
                                          --------------------------------------
                                          Title

                                         /s/ Sam A. Stephens
                                         ---------------------------------------
                                                Sam A. Stephens


                                        /s/ Dale E. Hanson
                                        ----------------------------------------
                                                 Dale E. Hanson



                                        /s/ Alan N. Duggan
                                        ----------------------------------------
                                                 Alan N. Duggan


                                        /s/ Fred R. Lowe
                                        ----------------------------------------
                                            Fred R. Lowe

                                        WELSH CARSON, ANDERSON & STOWE VII,
                                          L.P.
                                        By WCAS VII Partners, L.P.,
                                           General Partner


                                        By:/s/ Laura VanBuren
                                           -------------------------------------
                                           General Partner


                                        WCAS HEALTHCARE PARTNERS, L.P.
                                        By WCAS HP Partners, General Partner


                                        By:/s/ Laura VanBuren
                                           -------------------------------------
                                           Attorney-in-Fact


6                             -3-

                                        SPROUT GROWTH II, L.P.
                                        By:  DLJ Capital Corporation
                                        Its: Managing General Partner


                                        By: /s/ Richard E. Kroon
                                            ------------------------------------
                                        Its:  President

                                        SPROUT CAPITAL VII, L.P.
                                        By:    DLJ Capital Corporation
                                        Its:   Managing General Partner


                                        By: /s/ Richard E. Kroon
                                            -----------------------------------
                                        Its:  President

                                        DLJ CAPITAL CORPORATION


                                        By: /s/ Richard E. Kroon
                                           -------------------------------------
                                        Its:  President

                                     Patrick J. Welsh*
                                     Russell L. Carson*
                                     Bruce K. Anderson*
                                     Richard H. Stowe*
                                     Andrew M. Paul*
                                     Thomas E. McInerney*
                                     James B. Hoover*
                                     Robert A. Minicucci*
                                     Anthony J. de Nicola*
                                     Paul B. Queally*

                                    *By:/s/ Laura VanBuren
                                        ---------------------------------------
                                        Attorney-in-fact


                                     /s/ Laura VanBuren
                                         --------------------------------------
                                         Laura M. VanBuren

                                        PROFIT SHARING PLAN. DLJSC -
                                          CUSTODIAN F/B/O DAVID F. BELLET


                                        By:/s/ David F. Bellet
                                           -------------------------------------
                                           David F. Bellet
                                             Trustee

                                        HORIZON INVESTMENTS ASSOCIATES, I


                                        By: /s/ Illegible
                                            ------------------------------------


                                        By:
                                            ------------------------------------
                                              Jonh K. Carlyle


                                        By:
                                            ------------------------------------
                                              Daniel J. Thomas


                                        By:
                                            ------------------------------------
                                             Richard D. Rhem


                                        By:
                                            ------------------------------------
                                             James M. Greenwood